FEDERATED INTERMEDIATE MUNICIPAL TRUST

(A PORTFOLIO OF INTERMEDIATE MUNICIPAL TRUST)

     SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS APPROPRIATE, DATED JULY 31, 1998

I. At the March 23, 1999 shareholder meeting, shareholders approved the following changes:

        1.)Elected seven Trustees.

        2.)Ratified the selection of the Trust's independent auditors.

        3.)Made changes to the Trust's fundamental investment policies:

               a) Amended the Fund's fundamental investment policy on diversification of its investments to read as follows:

                  "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer."

               b) Made non-fundamental, and amended, the Fund's fundamental investment policy regarding acquiring securities to exercise control of an issuer by eliminating the following policy:

                  "The Fund will not acquire the voting securities of any issuer except as part of a merger, consolidation, reorganization or acquisition of assets." As an operating policy, the Fund will not invest in an issuer for the purpose of exercising control.

               c) Made non-fundamental, and amended, the Fund's authority to invest in the securities of other investment companies to read as follows:

                  "The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash."

               d) Amended the Fund's fundamental investment policy regarding borrowing to read as follows:

                  "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               e) Amended the Fund's fundamental investment policy regarding concentration to read as follows:

     "The Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities and domestic bank instruments shall not be considered investments in any one industry."

        4.)Eliminated the following fundamental investment policies:

               a) Limitation on investing in new issuers;

a)      Prohibition against investing in oil, gas, and minerals.

5.)Approved an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.



II. The following actions were taken by the Board of Directors with regard to non-fundamental investment policies:

    1.)Approved the addition of a non-fundamental investment policy as follows:

        "The Fund may invest up to 100% of its assets in securities rated BBB or unrated, but comparable securities." Please note that securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances, and the securities in the lower end of the BBB category may have certain speculative characteristics.

                                                                  March 23, 1999

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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 458810108
G02548-03 (3/99)